FARMOUT AGREEMENT

AND CONDITIONAL LEASE ASSIGNMENT

EFFECTIVE DATE OF ASSIGNMENT: May 16, 2025

DATE EXECUTED: May 5, 2025

IN CONSIDERATION of the sum of One and no/100 Dollars ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, Boa Vista, LLC, a New Mexico Limited Liability Company, of  857 Post Road #145, Fairfield, CT  06824, herein called Farmor, does hereby assign, transfer, sell and convey unto Circle Energy, Inc., a Nevada Corporation, of 8211 E. Regal Place,Tulsa, Ok 74133, herein called Farmee, 75% working interest and 55.5% net revenue into under existing oil and gas leases as to the Oil, Gas, other hydrocarbons, and all other minerals produced, saved and sold, from the lands set out in and covered by the Oil and Gas Leases as to the lands described below:

Quit Claim Deed dated effective July 1, 2016 by and between David Lee Wetzel, as Grantor, and Aspen Energy Partners, Ltd., as Grantee, recorded under Record Number 16-3471 of the Official Public Records of Andrews County, Texas.

Quit Claim Deed dated effective July 1, 2016 by and between Harvey Eugene Wetzel, as Grantor, and Aspen Energy Partners, Ltd., as Grantee, recorded under Record Number 16-2710 of the Official Public Records of Andrews County, Texas.

Quit Claim Deed dated effective July 1, 2016 by and between James Wayne Wetzel, as Grantor, and Aspen Energy Partners, Ltd., as Grantee, recorded under Record Number 16-2883 of the Official Public Records of Andrews County, Texas.

Quit Claim Deed dated effective July 1, 2016 by and between Judy Carol Brown, as Grantor, and Aspen Energy Partners, Ltd., as Grantee, recorded under Record Number 16-2709 of the Official Public Records of Andrews County, Texas.

The term of this farmout will be for 3 years with a well drilled on each 40-acre farmout (SW SE and SE SE Section 20) to hold all conveyed farmout rights in each 40-acre part of the lease.  Development of both 40s (total of two wells) within the 3-year term allows the 80 acre lease to be treated as one lease (i.e. can drill on lease line or nearby between the two 40s, etc.).  This agreement covers all depths farmor has, which is from surface to 7,300 feet.

Should Farmee fail to timely commence or fail to drill and develop each 40-acre farmout tract then all rights on each undrilled tract or tracts automatically revert back to Boa Vista, LLC.

The intent of this document is for Boa Vista, LLC to have a 25% working interest and 18.5% net revenue as part of a joint venture with Circle Energy, Inc. with an agreeable operating agreement that also covers a mutual area of interest.

Should title fail or be less than agreed to in this document Boa Vista, LLC will return all funds tendered by Circle Energy, Inc. with no additional penalties or liabilities.

This farmout agreement and conditional lease assignment may be executed in one or more counterparts with the same effect as if all the signatures on such counterparts appeared one document.  All executed counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF,

FARMOR

Boa Vista, LLC, a New Mexico Limited Liability Company

By:

Name:	RM Merolla

Title:	Manager, Boa Vista, LLC

(Acknowledgement)

State of _______________________

County of   ____________________

On this ________ of May in the year 2025 before me, a Notary Public in and for said state, personally appeared __________________________________ known to me to be the person described in or has produced a driver’s license as identification and who executed the within instrument, and acknowledged to me that ____________________________________ executed this free and voluntary act for the purposes therein stated on behalf of Boa Vista, LLC.

My Commission Expires:

_____________________________          _____________________________

Notary Public

FARMEE

Circle Energy, Inc., a Nevada Corporation

By:

Name:	William R. Broaddrick

Title:	CFO

(Acknowledgement)

State of _______________________

County of   ____________________

On this ________ of May in the year 2025 before me, a Notary Public in and for said state, personally appeared __________________________________ known to me to be the person described in or has produced a driver’s license as identification and who executed the within instrument, and acknowledged to me that ____________________________________ executed this free and voluntary act for the purposes therein stated on behalf of Circle Energy, Inc.

My Commission Expires:

_____________________________          _____________________________

Notary Public

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